NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BlackRock Managed Global Allocation Fund
NVIT Blueprint® Managed Growth Fund
NVIT Blueprint® Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund

Supplement dated October 6, 2026
to the Statement of Additional Information (“SAI”) dated April 30, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Underlying Funds

1.             Effective immediately, the list on page 2 of the SAI of underlying Nationwide Funds in which the Managed Volatility Funds may invest is supplemented to include the Nationwide U.S. 130/30 Equity Portfolio.
1.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE